UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 13, 2010 (December 9, 2010)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-51255                 98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

          55 IGAL ALON STREET, TEL AVIV, ISRAEL                  67891
------------------------------------------------------   -----------------------
      (Address of principal executive offices)                 (Zip Code)

                              (972) - 73 - 755-4500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 9, 2010, Win Gaming Media, Inc. (the "Registrant") and Citron Investment Ltd. amended (the "Addendum") the consulting agreement dated September 23, 2008 under which Shimon Citron (the "Consultant") provides the Registrant services as its Chief Executive Officer (the "Original Agreement"). The Original Agreement was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 25, 2008.

The Addendum amends the compensation terms of the Consultant as follows: (i) The Consultant shall receive from the Registrant a special discretionary bonus for the year 2010 in the amount of $84,000. Such bonus is granted for the Registrant's performance and for performing services for the Registrant on a full time capacity during 2010, notwithstanding the fact that the Original Agreement provides that the Consultant should devote 25 hours per week for the provision of such services. The bonus shall be paid based on the Registrant's cash flow and any delay in paying such amount by the Registrant shall not be considered a breach of the Addendum; (ii) Effective January 1, 2011, the annual fee to the Consultant, for providing the Registrant services on a full time basis, shall be $200,000; and (iii) The Consultant shall be entitled to receive a recurring annual bonus in the amount of $50,000 subject to meeting the Registrant's goals as such goals shall be determined by Registrant's board of directors in the annual budget.

A copy of the Addendum is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Addendum is a summary only and is qualified in its entirety by reference to
Exhibit 10.1.

Also, on December 9, 2010, the Registrant appointed Mr. Haim Tabak as the Chief Operating Officer of the Registrant (the "COO"). In connection therewith, the Registrant entered into a consulting agreement ("Agreement") with WINNER.COM
(UK) Ltd. ("Winner"), a United Kingdom corporation, wholly owned by the COO. Pursuant to the Agreement, the Registrant shall retain the services of Winner to provide the services of the COO as Chief Operating Officer of the Registrant.

Mr. Tabak, age 63, was the Registrant's Chief Operating Officer between January 2003 and July 2007. Since February 2008 Mr. Tabak has been consulting the Registrant on various operational matters.

The Agreement provides that the Registrant shall pay Winner a monthly amount in US dollars that equals to 20,000 New Israeli Shekels, and shall issue to the COO options to purchase 500,000 shares of the Registrant (the "Options"), at an exercise price of $0.11 per share. One third of the Options vest upon issuance, and the balance shall vest quarterly, in eight equal installments, starting on March 31, 2011. The Options are issued under the Option Plan of the Registrant.

The Agreement can be terminated by either party at will upon providing a 90-day advance written notice or for a material breach with a 14-days advance written notice if such a breach was not cured during the aforesaid 14-day period.

A copy of the Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Addendum is a summary only and is qualified in its entirety by reference to
Exhibit 10.2.


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ITEM 8.01. OTHER EVENTS

On December 9, 2010, the Registrant's board of directors appointed Adiv Baruch as the chairman of its board of directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

10.1 Addendum dated December 9, 2010, to Consulting Agreement, dated September 23, 2008, between the Registrant and Citron Investments Ltd.

10.2 Consulting Agreement dated December 9, 2010, between the Registrant and WINNER.COM (UK) Ltd.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        WIN GAMING MEDIA, INC.
                                                        (registrant)

                                                        By: /s/ Shimon Citron
                                                        ---------------------
Date: December 13, 2010

                                                             Shimon Citron
                                                        Chief Executive Officer